                                                                   Exhibit 10.32

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED, OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL (WHICH MAY BE COMPANY COUNSEL) REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS.


                                WARRANT AGREEMENT

  TO PURCHASE SHARES OF THE SERIES F NON-VOTING CONVERTIBLE PREFERRED STOCK OF

                                 ACUSPHERE, INC.

                DATED AS OF MARCH 30, 2001 (THE "EFFECTIVE DATE")


      WHEREAS, Acusphere, Inc., a Delaware corporation (the "Company"), has entered into a Lease Agreement dated as of the date hereof with ARE-500 Arsenal Street, LLC, an affiliate of Alexandria Real Estate Equities, L.P., a Delaware limited partnership (the "Warrantholder"); and

      WHEREAS, the Company desires to grant to Warrantholder, in consideration of entering into such Lease Agreement, the right to purchase shares of its Series F Non-Voting Convertible Preferred Stock;

      NOW, THEREFORE, in consideration of the Warrantholder executing and delivering such Lease Agreement and in consideration of mutual covenants and agreements contained herein, the Company and Warrantholder agree as follows:

1.    GRANT OF THE RIGHT TO PURCHASE PREFERRED STOCK.


      The Company hereby grants to the Warrantholder, and the Warrantholder is entitled, upon the terms and subject to the conditions hereinafter set forth, to subscribe for and purchase from the Company 150,000 fully paid and non-assessable shares of the Company's Series F Non-Voting Convertible Preferred Stock (the "PREFERRED STOCK") at a purchase price of $4.75 per share (the "EXERCISE PRICE"). The number and purchase price of such shares are subject to adjustment as provided in Section 8 hereof.

2.    TERM OF THE WARRANT AGREEMENT.

      Except as otherwise provided for herein, the term of this Warrant Agreement and the right to purchase Preferred Stock as granted herein shall commence on the Effective Date and shall be exercisable for a period of ten (10) years.

3.    EXERCISE OF THE PURCHASE RIGHTS.

      (a) EXERCISE. The purchase rights set forth in this Warrant Agreement are exercisable by the Warrantholder, in whole or in part, at any time, or from time to time prior to the expiration of the term set forth in Section 2 above, by tendering to the Company at its principal office a notice of exercise in the form attached hereto as EXHIBIT I (the "Notice of Exercise"), duly completed and executed. Promptly upon receipt of the Notice of Exercise and the payment of the purchase price in accordance with the terms set forth below, and in no event later than twenty-one (21) days thereafter, the Company shall issue to the Warrantholder a certificate for the number of shares of Preferred Stock purchased and shall execute the Notice of Exercise indicating the number of shares which remain subject to future purchases, if any.

      The Exercise Price may be paid at the Warrantholder's election either (i) by cash or check, or (ii) by surrender of Warrants ("Net Issuance") as determined below. If the Warrantholder elects the Net Issuance method, the Company shall issue Preferred Stock in accordance with the following formula:

                  X = Y(A-B)
                      ------
                        A

      WHERE:      X = the number of shares of Preferred Stock to be issued
                      to the Warrantholder.

                  Y = the number of shares of Preferred Stock requested to
                      be exercised under this Warrant Agreement.

                  A = the fair market value of one (1) share of Preferred Stock.

                  B = the Exercise Price.

      For purposes of the above calculation, current fair market value of Preferred Stock shall mean with respect to each share of Preferred Stock:

            (i) if the exercise is in connection with an initial public offering of the Company's Common Stock, and if the Company's Registration Statement relating to such public offering has been declared effective by the SEC, then the fair market value per share shall be the initial "Price to Public" specified in the final prospectus with respect to the offering;

            (ii) if this Warrant is exercised after, and not in connection with the Company's initial public offering, and:

                        (a) if traded on a securities exchange or the Nasdaq
            National Market, the fair market value per share shall be deemed to be the average of the closing prices over a twenty-one (21) day period ending three days before the day the current fair market value of the securities is being determined; or

                        (b) if actively traded over-the-counter, the fair market
            value shall be deemed to be the average of the closing bid and asked prices quoted on the NASDAQ system (or similar system) over the twenty-one (21) day period ending three days before the day the current fair market value of the securities is being determined;

            (iii) if at any time the Preferred Stock is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the current fair market value of Preferred Stock shall be the highest price per share which the Company could obtain from a willing buyer (not a current employee or director) for shares of Preferred Stock sold by the Company, from authorized but unissued shares, as determined in good faith by its Board of Directors, unless the Company shall become subject to a merger, acquisition or other consolidation pursuant to which the Company is not the surviving party, in which case the fair market value of Preferred Stock shall be deemed to be the value received by the holders of the Company's Preferred Stock on a common equivalent basis pursuant to such merger or acquisition.

      Upon partial exercise by either cash or Net Issuance, the Company shall promptly issue an amended Warrant Agreement representing the remaining number of shares purchasable hereunder. All other terms and conditions of such amended Warrant Agreement shall be identical to those contained herein, including, but not limited to the Effective Date hereof.

4.    RESERVATION OF SHARES.

                                      -3-
      During the term of this Warrant Agreement, the Company shall at all times have authorized and reserved a sufficient number of shares of its Preferred Stock to provide for the exercise of the rights to purchase Preferred Stock as provided for herein.

5.    NO FRACTIONAL SHARES OR SCRIP.


      No fractional shares or scrip representing fractional shares shall be issued upon the exercise of the Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor upon the basis of the Exercise Price then in effect.

6.    NO RIGHTS AS SHAREHOLDER.


      This Warrant Agreement does not entitle the Warrantholder to any voting rights or other rights as a shareholder of the Company prior to the exercise of the Warrant.

7.    WARRANTHOLDER REGISTRY.


      The Company shall maintain a registry showing the name and address of the registered holder of this Warrant Agreement.

8.    ADJUSTMENT RIGHTS.


      The purchase price per share and the number of shares of Preferred Stock purchasable hereunder are subject to adjustment, as follows:

      (a) MERGER AND SALE OF ASSETS. If at any time there shall be a capital reorganization of the shares of the Company's stock (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), or a merger or consolidation of the Company with or into another corporation whether or not the Company is the surviving corporation, or the sale of all or substantially all of the Company's properties and assets to any other person (hereinafter referred to as a "MERGER EVENT"), then, as a part of such Merger Event, lawful provision shall be made so that the Warrantholder shall thereafter be entitled to receive, upon exercise of the Warrant, the number of shares of preferred stock, other securities, cash or property of the successor corporation resulting from such Merger Event, equivalent in value to that which would have been issuable if Warrantholder had exercised this Warrant immediately prior to the Merger Event. In any such case, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant Agreement with respect to the rights and interest of the Warrantholder after the Merger Event to the end that the provisions of this Warrant Agreement (including adjustments of the Exercise Price and number of shares of Preferred Stock purchasable) shall be applicable to the greatest extent possible.

      (b) RECLASSIFICATION OF SHARES. If the Company at any time shall, by combination, reclassification, exchange or subdivision of securities or otherwise, change any of the securities as to which purchase rights under this Warrant Agreement exist into the same or a different number of securities of any other class or classes, this Warrant Agreement shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities which were subject to the purchase rights under this Warrant Agreement immediately prior to such combination, reclassification, exchange, subdivision or other change. If at any time all of the outstanding shares of Preferred Stock have been converted to shares of the Company's Common Stock, then, from and after the date of such conversion, (i) this Warrant Agreement shall no longer be exercisable for Preferred Stock, but shall represent the right to acquire that number of shares of Common Stock as shall be equal to the number of shares issuable upon conversion of the Preferred Stock which would have been issued on exercise of this Warrant Agreement had such exercise occurred immediately prior to such conversion, (ii) the Exercise Price shall be immediately adjusted to equal the quotient obtained by dividing (A) the aggregate Exercise Price of the maximum number of shares of Preferred Stock for which this Warrant Agreement was exercisable immediately prior to such conversion, by (B) the maximum number of shares of Common Stock for which this Warrant Agreement is exercisable immediately after such conversion, and (iii) the term "Preferred Stock," as used in this Warrant Agreement, shall be deemed appropriately amended to refer to "Common Stock."

      (c) SUBDIVISION OR COMBINATION OF SHARES. If the Company at any time shall combine or subdivide its Preferred Stock, the Exercise Price shall be proportionately decreased in the case of a subdivision, or proportionately increased in the case of a combination.

      (d) STOCK DIVIDENDS. If the Company at any time shall pay a dividend payable in, or make any other distribution (except any distribution specifically provided for in the foregoing subsections (a) or (b)) of the Company's Preferred Stock, then the Exercise Price shall be adjusted, from and after the record date of such dividend or distribution, to that price determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction (i) the numerator of which shall be the total number of all shares of the Company's stock outstanding immediately prior to such dividend or distribution, and (ii) the denominator of which shall be the total number of all shares of the Company's stock outstanding immediately after such dividend or distribution. The Warrantholder shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares of Preferred Stock (calculated to the nearest whole share) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Preferred Stock issuable upon the exercise hereof immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

      (e) LIMITATION ON ADJUSTMENTS. To the extent that any adjustment under Sections 8(a), (b), (c) or (d) hereunder would be duplicative of a comparable adjustment made by operation of the Charter (defined below) or applicable law, no such duplicative adjustment shall be made hereunder.

      (f) ANTIDILUTION RIGHTS. Additional antidilution rights applicable to the Preferred Stock purchasable hereunder are as set forth in the Company's Certificate of Incorporation, as amended through the Effective Date, a true and complete copy of which is attached hereto as EXHIBIT IV (the "Charter"). The Company shall promptly provide the Warrantholder with any restatement, amendment, modification or waiver of the Charter that results in an adjustment hereunder. The Company shall provide Warrantholder with prior written notice of any issuance of its stock or other equity security to occur after the Effective Date of this Warrant that results in an adjustment hereunder, which notice shall include (a) the price at which such stock or security is to be sold, (b) the number of shares to be issued, and (c) such other information as necessary for Warrantholder to determine if a dilutive event has occurred.

      (g) NOTICE. If: (i) the Company shall declare any dividend or distribution upon its stock, whether in cash, property, stock or other securities, excluding any dividend covered by one of the preceding adjustments; (ii) the Company shall offer for subscription prorata to the holders of any class of its Preferred or other convertible stock (in their capacity as such and not pursuant to contractual purchase rights) any additional shares of stock of any class or other rights; (iii) there shall be any Merger Event; or (iv) there shall be any voluntary dissolution, liquidation or winding up of the Company; or (v) there shall occur any redemption of the Preferred Stock pursuant to the provisions of
Section 3 of the Company's Certificate of Incorporation then, in connection with each such event, the Company shall send to the Warrantholder: (A) at least ten
(10) days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution, subscription rights or redemption (specifying the date on which the holders of Preferred Stock shall be entitled thereto) or for determining rights to vote in respect of such Merger Event, dissolution, liquidation or winding up; and (B) in the case of any such Merger Event, dissolution, liquidation or winding up, at least ten (10) days' prior written notice of the date when the same shall take place (and specifying the date on which the holders of Preferred Stock shall be entitled to exchange their Preferred Stock for securities or other property deliverable upon such Merger Event, dissolution, liquidation or winding up). In the case of an initial public offering, the Company shall give Warrantholder notice of filing of a registration statement with the SEC promptly after such filing, but in no event later than three (3) business days after such filing. Each such written notice shall set forth, in reasonable detail, (i) the event requiring the adjustment, (ii) the amount of the adjustment, if any, (iii) the method by which such adjustment was calculated, (iv) the Exercise Price, and (v) the number of shares subject to purchase hereunder after giving effect to such adjustment, and shall be given by first class mail, postage prepaid, addressed to the Warrantholder, at the address as shown on the books of the Company.

      (h) TIMELY NOTICE. Failure to timely provide such notice required by subsection (g) above shall entitle Warrantholder to retain the benefit of the applicable notice period notwithstanding anything to the contrary contained in any insufficient notice received by Warrantholder. The notice period shall begin on the date Warrantholder actually receives a written notice containing all the information specified above.

9.    REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY.


      9.1 Authorization. The Company has full power and authority to enter into this Warrant Agreement. This Warrant Agreement has been duly authorized, executed and delivered by the Company and constitutes its valid and legally binding obligation, enforceable in accordance with its terms.

      9.2 Reservation of Preferred Stock. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Series F Non-Voting Convertible Preferred Stock, solely for the purpose of effecting the exercise of this Warrant Agreement, such number of its shares of Series F Non-Voting Convertible Preferred Stock, free from preemptive rights, as shall from time to time be sufficient to effect the exercise of this Warrant Agreement, and if at any time the number of authorized but unissued shares of Series F Non-Voting Convertible Preferred Stock shall not be sufficient to effect the exercise of the entire Warrant Agreement, in addition to such other remedies as shall be available to the holder of this Warrant Agreement, the Company shall take such action as may be necessary to increase its authorized but unissued shares of Series F Non-Voting Convertible Preferred Stock to such number of shares as shall be sufficient for such purposes.

      9.3 Adjustment in Number of Shares Issuable and Purchase Price. There has not been nor will there be any adjustment to the number of shares issuable or the purchase price payable upon the exercise of any securities of the Company convertible into or exchangeable for shares of Series F Non-Voting Convertible Preferred Stock resulting from the issuance or exercise of this Warrant Agreement.

      9.4 Valid Issuance. This Warrant Agreement, when issued and delivered in accordance with the terms hereof will be duly authorized and validly issued, and the Series F Non-Voting Convertible Preferred Stock issuable upon the exercise hereof, when issued pursuant to the terms hereof and upon payment of the exercise price, shall, upon issuance, be duly authorized, validly issued, full paid and nonassessable.

10.   REPRESENTATIONS AND COVENANTS OF THE WARRANTHOLDER.


      This Warrant Agreement has been entered into by the Company in reliance upon the following representations and covenants of the Warrantholder:

      (a) INVESTMENT PURPOSE. The right to acquire Preferred Stock or the Preferred Stock issuable upon exercise of the Warrantholder's rights contained herein will be acquired for investment and not with a view to the sale or distribution of any part thereof, and the Warrantholder has no present intention of selling or engaging in any public distribution of the same except pursuant to a registration or exemption.

      (b) PRIVATE ISSUE. The Warrantholder understands (i) that the Preferred Stock issuable upon exercise of this Warrant is not registered under the 1933 Act or qualified under applicable state securities laws on the ground that the issuance contemplated by this Warrant Agreement will be exempt from the registration and qualifications requirements thereof, and (ii) that the Company's reliance on such exemption is predicated on the representations set forth in this Section 10.

      (c) DISPOSITION OF WARRANTHOLDER'S RIGHTS. In no event shall the Warrantholder make a disposition of any of its rights to acquire Preferred Stock or Preferred Stock issuable upon exercise of such rights unless and until (i) it shall have notified the Company of the proposed disposition, and (ii) if requested by the Company, it shall have furnished the Company with an opinion of counsel (which counsel may either be inside or outside counsel to the Warrantholder) satisfactory to the Company and its counsel to the effect that (A) appropriate action necessary for compliance with the 1933 Act has been taken, or (B) an exemption from the registration requirements of the 1933 Act is available. Notwithstanding the foregoing, the restrictions imposed upon the transferability of any of its rights to acquire Preferred Stock or Preferred Stock issuable on the exercise of such rights do not apply to transfers from the beneficial owner of any of the aforementioned securities to its nominee or from such nominee to its beneficial owner, and shall terminate as to any particular share of Preferred Stock when (1) such security shall have been effectively registered under the 1933 Act and sold by the holder thereof in accordance with such registration or (2) such security shall have been sold without registration in compliance with Rule 144 under the 1933 Act, or (3) a letter shall have been issued to the Warrantholder at its request by the staff of the Securities and Exchange Commission or a ruling shall have been issued to the Warrantholder at its request by such Commission stating that no action shall be recommended by such staff or taken by such Commission, as the case may be, if such security is transferred without registration under the 1933 Act in accordance with the conditions set forth in such letter or ruling and such letter or ruling specifies that no subsequent restrictions on transfer are required. Whenever the restrictions imposed hereunder shall terminate, as hereinabove provided, the Warrantholder or holder of a share of Preferred Stock then outstanding as to which such restrictions have terminated shall be entitled to receive from the Company, without expense to such holder, one or more new certificates for the Warrant or for such shares of Preferred Stock not bearing any restrictive legend.

      (d) FINANCIAL RISK. The Warrantholder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment, and has the ability to bear the economic risks of its investment.

      (e) RISK OF NO REGISTRATION. The Warrantholder understands that if the Company does not register with the Securities and Exchange Commission pursuant to Section 12 of the 1934 Act (the "1934 Act"), or file reports pursuant to
Section 15(d), of the 1934 Act, or if a registration statement covering the securities under the 1933 Act is not in effect when it desires to sell (i) the rights to purchase Preferred Stock pursuant to this Warrant Agreement, or (ii) the Preferred Stock issuable upon exercise of the right to purchase, it may be required to hold such securities for an indefinite period. The Warrantholder also understands that any sale of its rights of the Warrantholder to purchase Preferred Stock or Preferred Stock which might be made by it in reliance upon Rule 144 under the 1933 Act may be made only in accordance with the terms and conditions of that Rule.

      (f) ACCREDITED INVESTOR. Warrantholder is an "accredited investor" within the meaning of the Securities and Exchange Rule 501 of Regulation D, as presently in effect.

11.    TRANSFERS.

      Subject to the terms and conditions contained in Section 10 hereof, this Warrant Agreement and all rights hereunder are transferable in whole or in part by the Warrantholder and any successor transferee, provided, however, in no event shall the number of transfers of the rights and interests in all of the Warrants exceed three (3) transfers (other than transfers to affiliates of, or entities which control, are controlled by, or under common control with, Alexandria Real Estate Equities, Inc.), or be to a direct competitor of the Company or be to a person who is not an "accredited investor" under the Securities Act and the rules and regulations thereunder. The same restrictions shall apply to shares issued upon exercise of the Warrants until the Company has completed its initial public offering. The transfer shall be recorded on the books of the Company upon receipt by the Company of a notice of transfer in the form attached hereto as EXHIBIT III (the "Transfer Notice"), at its principal offices and the payment to the Company of all transfer taxes and other governmental charges imposed on such transfer.

12.   MISCELLANEOUS.

      (a) EFFECTIVE DATE. The provisions of this Warrant Agreement shall be construed and shall be given effect in all respects as if it had been executed and delivered by the Company on the date hereof. This Warrant Agreement shall be binding upon any successors or assigns of the Company.

      (b) ATTORNEY'S FEES. In any litigation, arbitration or court proceeding between the Company and the Warrantholder relating hereto, the prevailing party shall be entitled to attorneys' fees and expenses and all costs of proceedings incurred in enforcing this Warrant Agreement.

      (c) GOVERNING LAW. This Warrant Agreement shall be governed by and construed for all purposes under and in accordance with the laws of the State of Delaware.

      (d) COUNTERPARTS. This Warrant Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      (e) NOTICES. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, facsimile transmission (provided that the original is sent by personal delivery or mail as hereinafter set forth) or seven (7) days after deposit in the United States mail, by registered or certified mail, addressed (i) TO THE WARRANTHOLDER at its address as shown on the books of the Company, with a copy to Mayer, Brown & Platt, 350 South Grand Avenue, 25th Floor, Los Angeles, California 90071,
Attention: James R. Walther, Esq. and (ii) TO THE COMPANY at 38 Sidney Street, Cambridge, MA 02139, Attention: Steven Delaney, Vice President Finance & Administration (and/or if by Facsimile, (617) 577-0233) or at such other address as any such party may subsequently designate by written notice to the other party.

      (f) REMEDIES. In the event of any default hereunder, the non-defaulting party may proceed to protect and enforce its rights either by suit in equity and/or by action at law, including but not limited to an action for damages as a result of any such default, and/or an action for specific performance for any default where Warrantholder will not have an adequate remedy at law and where damages will not be readily ascertainable. The Company expressly agrees that it shall not oppose an application by the Warrantholder or any other person entitled to the benefit of this Agreement requiring specific performance of any or all provisions hereof or enjoining the Company from continuing to commit any such breach of this Agreement.

      (g) NO IMPAIRMENT OF RIGHTS. The Company will not, by amendment of its Charter or through any other means, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the Warrantholder against impairment.

      (h) SURVIVAL. The representations, warranties, covenants and conditions of the respective parties contained herein or made pursuant to this Warrant Agreement shall survive the execution and delivery of this Warrant Agreement.

      (i) SEVERABILITY. In the event any one or more of the provisions of this Warrant Agreement shall for any reason be held invalid, illegal or unenforceable, the remaining provisions of this Warrant Agreement shall be unimpaired, and the invalid, illegal or unenforceable provision shall be replaced by a mutually acceptable valid, legal and enforceable provision, which comes closest to the intention of the parties underlying the invalid, illegal or unenforceable provision.

      (j) AMENDMENTS. Any provision of this Warrant Agreement may be amended by a written instrument signed by the Company and by the Warrantholder.


                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the parties hereto have caused this Warrant Agreement to be executed by its officers thereunto duly authorized as of the Effective Date.

      COMPANY:                ACUSPHERE, INC.


                              By:/s/ Sherri Oberg
                                 ____________________________

                              Title: President and CEO

      WARRANTHOLDER:          ALEXANDRIA REAL ESTATE EQUITIES, L.P.


                              By:   ARE-QRS CORP.,
                                    its general partner



                              By:/s/ Laurie A. Allen
                                 _____________________________

                              Title: Senior Vice President, Business
                                     Development and Legal Affairs

                                    EXHIBIT I

                               NOTICE OF EXERCISE


TO:   ____________________________

(1) The undersigned Warrantholder hereby elects to purchase _______ shares of the ____ Stock of _________________, pursuant to the terms of the Warrant Agreement dated the ______ day of ________________________, ________ (the
      "Warrant Agreement") between _____________________________________ and the
      Warrantholder, and tenders herewith payment of the purchase price (by cash or thorough exercise of the "cashless exercise" provisions of Section 3(a) of the Warrant) for such shares in full, together with all applicable transfer taxes, if any.

(2) In exercising its rights to purchase the _____________________ Stock of _____________________, the undersigned hereby confirms and acknowledges the investment representations and warranties made in Section 10 of the Warrant Agreement.

(3) Please issue a certificate or certificates representing said shares of ____________Stock in the name of the undersigned or in such other name as is specified below.




                              ____________________________________
                              (Name)

                              ____________________________________
                             (Address)


      WARRANTHOLDER:                ALEXANDRIA REAL ESTATE EQUITIES, L.P.

                                    ARE-QRS CORP.,
                                    its general partner

                                    By:____________________________

                                    Title:_________________________

                                    Date: _________________________

                                   EXHIBIT II

                           ACKNOWLEDGMENT OF EXERCISE



The undersigned ____________________________________, hereby acknowledge receipt of the "Notice of Exercise" from Alexandria Real Estate Equities, L.P., to purchase __________ shares of the Stock of Acusphere, Inc., pursuant to the terms of the Warrant Agreement, and further acknowledges that _________ shares remain subject to purchase under the terms of the Warrant Agreement.



      COMPANY:                      ACUSPHERE, INC.



                                    By:__________________________________


                                    Title:_______________________________


                                    Date:________________________________

                                   EXHIBIT III

                                 TRANSFER NOTICE


(TO TRANSFER OR ASSIGN THE FOREGOING WARRANT AGREEMENT EXECUTE THIS FORM AND SUPPLY REQUIRED INFORMATION. DO NOT USE THIS FORM TO PURCHASE SHARES.)

FOR VALUE RECEIVED, the foregoing Warrant Agreement and all rights evidenced thereby are hereby transferred and assigned to

      _________________________________________________________________
                                 (PLEASE PRINT)

     WHOSE ADDRESS IS___________________________________________________

      __________________________________________________________________


                  DATED:      ____________________________________


                  HOLDER'S SIGNATURE:     _______________________________


                  HOLDER'S ADDRESS: _______________________________


                  ________________________________________________________


SIGNATURE GUARANTEED:   ____________________________________________


NOTE: The signature to this Transfer Notice must correspond with the name as it appears on the face of the Warrant Agreement, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant Agreement.

                                   EXHIBIT IV

                                (INSERT CHARTER)